UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 9.01	(d) Exhibits	4

2

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2018, the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower (the “Subsidiary Guarantor”), and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender, entered into a Modification Agreement on February 2, 2018, effective as of December 28, 2017 (the “Modification Agreement”), with respect to the Credit Agreement in order to modify certain provisions of the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to prevent an Event of Default (as defined in the Credit Agreement) from occurring.

Under the Modification Agreement, the parties agreed that (i) the Borrower would not make the principal payment due under the Credit Agreement on December 31, 2017 until the end of the Modification Period (as defined below), (ii) the Borrower would not pay the principal installments due at the end of each calendar quarter during the Modification Period and (iii) because the Borrower’s Liquidity (as defined in the Credit Agreement) was anticipated to fall below $3,250,000, the Liquidity required during the Modification Period would be lowered to $2,500,000 (collectively, the “Covered Events”). The Lender agreed that the occurrence and continuance of any of the Covered Events will not constitute Events of Default for a period (the “Modification Period”) from December 28, 2017 through the earliest to occur of (a) any Event of Default under any Loan Documents that does not constitute a Covered Event, (b) any event of default under the Modification Agreement, (c) the Lender’s election, in its sole discretion, to terminate the Modification Period on May 31, 2018 or September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion) by delivering a written notice to the Borrower on or prior to such date, or (d) December 31, 2018.

In consideration of the Lender’s entry into the Modification Agreement, the Company and the Borrower agreed, among other things, that the Borrower would obtain (i) at least $2,250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt (each such term as defined in the Credit Agreement) on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,250,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, the Company, the Borrower and the Lender entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) on February 23, 2018, pursuant to which, among other things, the parties agreed to amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,050,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on June 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Amendment to Modification Agreement (the “First Modification Agreement Amendment”) on May 31, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to June 15, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

3

As previously reported in our Current Report on Form 8-K filed with the SEC on June 15, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Second Amendment to Modification Agreement (the “Second Modification Agreement Amendment”) on June 14, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 3, 2018 (rather than June 15, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

As previously reported in our Current Report on Form 8-K filed with the SEC on July 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Third Amendment to Modification Agreement (the “Third Modification Agreement Amendment”) on June 28, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 (rather than July 3, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

On August 31, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourth Amendment to Modification Agreement (the “Fourth Modification Agreement Amendment”), pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to September 30, 2018 (rather than August 31, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

The foregoing descriptions of the Credit Agreement, the Modification Agreement, the Credit Agreement Amendment, the First Modification Agreement Amendment, the Second Modification Agreement Amendment, the Third Modification Agreement Amendment and the Fourth Modification Agreement Amendment are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

4

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.01	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(1)
10.02	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(2)
10.03	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(3)
10.04	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(4)
10.05	05/31/18	Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(5)
10.06	06/14/18	Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(6)
10.07	06/28/18	Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(7)
10.08	07/13/18	Third Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(8)
10.09	08/31/18	Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC*

(1)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on June 4, 2018.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on June 15, 2018.
(7)	Filed with the Current Report on Form 8-K filed with the SEC on July 5, 2018.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on July 16, 2018.
*	Filed herewith.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2018	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer